State Farm Mutual Fund Trust S&P 500 Index Fund	Summary Prospectus May 1, 2011

Ticker: SFXIX (Institutional Shares)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://www.statefarm.com/retail_prosp/iProspectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated May 1, 2011, are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund” or the “Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the “Master Fund”). That series, called the S&P 500 Stock Master Portfolio, holds substantially all of the stocks that make up the S&P 500 Index. The S&P 500 Stock Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives. BlackRock Fund Advisors (“BFA”) is the investment adviser to the S&P 500 Stock Master Portfolio. State Farm Investment Management Corp. (“SFIMC” or the “Manager”) monitors BFA’s performance.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	0.20%
Distribution [and/or Service] (12b-1 fees) fees	0.00%
Other Expenses	0.35%
Total Annual Fund Operating Expenses	0.55%
Less: Fee Waiver	-0.01%
Total Fund Operating Expenses After Fee Waiver(1)(2)	0.54%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.
(2)	The expense information in the table above has been restated to reflect current fees.

BFA contractually has agreed to provide an offsetting credit against the investment advisory fees received from the S&P 500 Index Master Portfolio in an amount equal to the fees and expenses of the Master Fund independent trustees, counsel to such trustees, and independent registered public accounting firm (“independent expenses) that are paid by Master Fund through April 30, 2012. BFA may not discontinue or modify this offsetting credit without approval of the Board of Trustees of the Master Fund.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$55	$175	$306	$688

Portfolio Turnover

The S&P 500 Stock Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher

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transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance. During the most recent fiscal year, the S&P 500 Stock Master Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

BFA seeks to achieve investment performance that is similar to the S&P 500 Index (the Fund’s target benchmark). The S&P 500 Index is a widely used measure of large U.S. company stock performance. Standard & Poor’s (“S&P”) selects stocks for the S&P 500 Index based upon the following factors:

•	market value

•	industry group classification (so that the S&P 500 Index represents a broad range of industry segments within the U.S. economy)

•	trading activity, to ensure ample liquidity and efficient share pricing

•	fundamental analysis, to ensure that companies in the S&P 500 Index are stable

The S&P 500 Stock Master Portfolio pursues its investment objective by:

•	investing in substantially all of the securities that make up the S&P 500 Index

•	investing in these securities in proportions that match, approximately, the weightings of the S&P 500 Index

Under normal operating conditions, the S&P 500 Stock Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in the S&P 500 Index.

BFA may sell securities to reflect security changes within the index or to balance the portfolio to the index. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Management Risk.    The assessment by a fund’s investment adviser or sub-adviser of the securities to be purchased or sold by a fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•	Indexing Risk. This Fund attempts to match the performance of a securities market index, but there is no guarantee that this Fund will succeed in its attempt to match such performance.

•

Security Selection Risk.    Because securities market indices are developed by persons unrelated to the Trust, the Manager or to the Trust’s sub-advisers, a fund that attempts to match the performance of a securities market index may hold stocks in companies that present risks that an investment adviser or sub-adviser researching individual stocks might avoid.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 15.78%,

during the second quarter of 2009.

Worst quarter: -22.04%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average Annual Total Returns

(For the periods ended December 31, 2010)

S&P 500 Index Fund	1-Year	5-Year	02/28/2002 to 12/31/2010
Return Before Taxes—Institutional	14.66%	1.84%	3.05%
Return After Taxes on Distributions—Institutional	14.42%	1.57%	2.79%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	9.85%	1.55%	2.59%
S&P 500 Index (reflects no deduction for fees, expenses, and taxes)	15.06%	2.29%	3.47%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Portfolio Managers—

	Name	Title	Length of Service (Years)
BFA	Diane Hsiung	Director	Since 2008

	Greg Savage	Managing Director	Since 2008

	Edward Corallo	Managing Director	Since 2009

	Christopher Bliss	Managing Director	Since 2009

	Jennifer Hsui	Managing Director	Since 2009

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$250 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$50 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

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